Exhibit 10.3

REORGANIZATION AGREEMENT

This REORGANIZATION AGREEMENT (this “Agreement”), dated as of [•], 2021, is entered into by and among (a) Weber-Stephen Products LLC, a Delaware limited liability company (“WSP”); (b) Weber HoldCo LLC, a Delaware limited liability company (“Holdco”); (c) Weber Merger Sub, LLC, a Delaware limited liability company (“Weber Merger Sub”); (d) WSP Merger Sub, LLC, a Delaware limited liability company (“WSP Merger Sub”); (e) WSP IntermediateCo, LLC, a Delaware limited liability company (“Intermediateco”); (f) BDT WSP Holdings, LLC, a Delaware limited liability company; BDT WSP Blocker, LLC, a Delaware limited liability company (“Blocker”); WSP Investment LLC; and Weber-Stephen Management Pool LLC; and [•]1 (each entity set forth in this clause (f), including Blocker prior to the transaction described in Section 2.2(b)(ii), and any successor to any such entity, including Pubco (as defined below) as successor to Blocker following the transaction described in Section 2.2(b)(ii), a “Pre-IPO LLC Member” and, together, the “Pre-IPO LLC Members”); (g) June Life, Inc., a Delaware corporation (“June”); (h) June Life Holdings II, LLC, a Delaware limited liability company (“June Intermediate”); (i) BDT Capital Partners I-A Holdings, LLC, a Delaware limited liability company and [•]2 (each entity set forth in this clause (i) and any successor to such entity, a “Blocker Equityholder” and, together, the “Blocker Equityholders”) and (j) Weber Inc., a Delaware corporation (“Pubco”).

RECITALS:

WHEREAS, the Board of Directors of Pubco (the “Board”) has determined to effect an underwritten initial public offering (the “IPO”) of Pubco’s Class A Common Stock (as defined below);

WHEREAS, the parties hereto desire to enter into the Reorganization Documents (as defined below) and effect the other Reorganization Transactions (as defined below) to facilitate completion of, or otherwise in connection with, the IPO.

OPERATIVE TERMS:

NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Certain Defined Terms. As used herein, the following terms shall have the following meanings:

(a) “Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by applicable law to close.

[1]	[NTD: To include all other pre-IPO members.]
[2]	[NTD: To include all holders of Blocker outside of this aggregator.]

(b) “Class A Common Stock” means the Class A Common Stock, par value $0.001 per share, of Pubco, having the rights set forth in the Amended and Restated Certificate of Incorporation of Pubco.

(c) “Class B Common Stock” means the Class B Common Stock, par value $0.00001 per share, of Pubco, having the rights set forth in the Amended and Restated Certificate of Incorporation of Pubco.

(d) “Fourth Amended and Restated WSP LLC Agreement” means the Fourth Amended and Restated Limited Liability Company Agreement of WSP, dated April 23, 2018.

(e) “IPO Closing” means the initial closing of the sale of the Class A Common Stock in the IPO.

(f) “IPO Closing Date” means the date of the IPO Closing.

(g) “IPO Price” means the price per share at which the Class A Common Stock is issued in the IPO, as determined by the Board or the pricing committee thereof.

(h) “LLC Units” means the Common Units as defined in the Amended and Restated LLC Agreement.

(i) “Person” means any individual, corporation, partnership, limited liability company, trust, estate, joint venture, governmental authority or other entity.

(j) “Reorganization Documents” means each of the documents attached as an exhibit hereto and all other agreements and documents entered into in connection with the Reorganization Transactions.

Section 1.2 Terms Defined Elsewhere in this Agreement. Other capitalized terms used in this Agreement are defined elsewhere in this Agreement, as specified below:

Term	Section

Agreement	Preamble
Amended and Restated LLC Agreement	Section 2.1(b)(iv)
Attorney	Section 2.2(c)
Blocker	Preamble
Blocker Equityholder	Preamble
Board	Recitals
Holdco	Preamble
Intermediateco	Preamble
IPO	Recitals
June	Preamble
June Intermediate	Preamble
Pre-IPO LLC Member	Preamble

Pubco	Preamble
Reorganization Transaction	Section 2.1
Weber Merger Sub	Preamble
WSP	Preamble
WSP Merger Sub	Preamble

Section 1.3 Other Definitional and Interpretative Provisions. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.

ARTICLE II

REORGANIZATION TRANSACTIONS

Section 2.1 Reorganization Transactions. Subject to the terms and conditions hereinafter set forth, and on the basis of and in reliance upon the representations, warranties, covenants and agreements set forth herein, the parties hereto shall take the actions described in this Section 2.1, or cause such actions to take place (each, a “Reorganization Transaction” and, collectively, the “Reorganization Transactions”):

(a) At least one Business Day prior to the IPO Closing Date, the applicable parties shall take the actions set forth below (or cause such action to take place):

(i) Pubco shall adopt and file with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation of Pubco, in substantially the form attached hereto as Exhibit A, with such changes or modifications as approved by the Board.

(ii) Pubco shall adopt Amended and Restated Bylaws of Pubco in substantially the form attached hereto as Exhibit B, with such changes or modifications as approved by the Board.

(iii) Pubco and WSP shall enter into an Exchange Agreement in substantially the form attached hereto as Exhibit C, pursuant to which WSP exchanges the 100 shares of common stock, par value $0.001 per share, of Pubco that it holds for one share of Class A Common Stock.

(b) Prior to the IPO Closing Date, the applicable parties shall take the actions set forth below (or cause such actions to take place), which shall, in each case, be effective immediately prior to the IPO Closing and in the following order:

(i) Merger of Weber Merger Sub and Blocker. Pubco, WSP, Blocker and Weber Merger Sub shall enter into a Merger Agreement in substantially the form attached hereto as Exhibit D, pursuant to which (1) Weber Merger Sub shall merge with and into Blocker with Blocker surviving as a wholly-owned subsidiary of Pubco (the “Weber Merger Sub-Blocker Merger”), (2) the Blocker Equityholders shall receive Class A Common Stock in exchange for all of their equity interests in Blocker and (3) WSP shall agree to the cancelation of the share of Class A Common Stock that it will then hold, such that Pubco is wholly owned by the former Blocker Equityholders.

(ii) Merger of Blocker and Pubco. Blocker and Pubco shall enter into a Merger Agreement in substantially the form attached hereto as Exhibit E, pursuant to which Blocker shall merge with and into Pubco, with Pubco surviving (the “Blocker-Pubco Merger”).

(iii) Merger of WSP Merger Sub and WSP. WSP Merger Sub, WSP and Holdco shall enter into a Merger Agreement in substantially the form attached hereto as Exhibit F, pursuant to which (1) WSP Merger Sub shall merge with and into WSP, with WSP surviving as a direct wholly-owned subsidiary of Intermediateco (a direct wholly-owned subsidiary of Holdco) (the “WSP Merger Sub-WSP Merger”) and (2) the Pre-IPO LLC Members (including Pubco) shall exchange (I) all of their equity interests (other than profits interests) in WSP for a number of LLC Units in proportion to their equity ownership in Holdco and (II) all of their profit interests in WSP for profit interests in Holdco.

(iv) Amended and Restated LLC Agreement of Holdco. Holdco and the requisite Pre-IPO LLC Members (including Pubco) shall amend and restate the Limited Liability Company Agreement of Holdco in substantially the form attached hereto as Exhibit G (the “Amended and Restated LLC Agreement”), with such changes or modifications as approved by the Board.

(v) LLC Agreement of WSP. Holdco, Intermediateco and WSP shall amend and restate the Limited Liability Company Agreement of WSP in substantially the form attached hereto as Exhibit H, with such changes or modifications as approved by the Board, pursuant to which Intermediateco shall be the sole and managing member of WSP.

(vi) Class B Common Stock Securities Purchase Agreements. Pubco and the other Pre-IPO LLC Members shall enter into Securities Purchase Agreements in substantially the form attached hereto as Exhibit I, pursuant to which each Pre-IPO LLC Member (other than Pubco) will purchase a number of Class B Common Stock from Pubco equal to the number of LLC Units held by such Pre-IPO LLC Member for a price of $0.00001 per share (the “Class B Common Stock Purchases”).

(vii) Conversion of June. June shall convert from a Delaware corporation to June Life, LLC, a Delaware limited liability company (“June LLC”), pursuant to a Certificate of Conversion substantially in the form attached hereto as Exhibit J (the “June Conversion”).

(viii) WSP Contribution to June. WSP and June LLC shall enter into a Contribution Agreement in substantially the form attached hereto as Exhibit K, pursuant to which WSP shall contribute $270,000 to June LLC (the “June LLC Contribution”).

(ix) June Intermediate Debt Repayment to WSP. June Intermediate and WSP shall enter into a Share Transfer Agreement and a Intercompany Note Payoff Agreement in substantially the forms attached hereto as Exhibits L-1 and L-2, respectively, pursuant to which June Intermediate shall deliver a portion of its interest in June LLC in repayment of all of its existing debt obligation to WSP.

(x) Pubco Purchase Agreement. Pubco and Holdco shall enter into a Purchase Agreement substantially the form attached hereto as Exhibit M, pursuant to which Pubco shall purchase LLC Units from Holdco with a portion of the proceeds from the IPO.

(xi) Pre-IPO LLC Member Purchase Agreement. Pubco and the Pre-IPO LLC Members included in Schedule A to the Purchase Agreement in substantially the form attached hereto as Exhibit N shall enter into such Purchase Agreement, pursuant to which Pubco shall purchase LLC Units from such Pre-IPO LLC Members with a portion of the proceeds from the IPO (the “Pubco LLC Unit Purchase”).

(xii) Blocker Equityholder Purchase Agreement. Pubco and the Blocker Equityholders shall enter into a Purchase Agreement in substantially the form attached hereto as Exhibit O, pursuant to which Pubco shall use the remaining proceeds from the IPO to redeem a portion of the Class A Common Stock received by the Blocker Equityholders pursuant to the Merger Agreement described in Section 2.1(b)(i).

(xiii) Other Agreements. Each of the Pre-IPO LLC Members (including Pubco) and Holdco shall enter into a Tax Receivables Agreement in substantially the form attached hereto as Exhibit P, the Pre-IPO LLC Members (including Pubco) shall enter into a Stockholders Agreement in substantially the form attached hereto as Exhibit Q and the Pre-IPO LLC Members (including Pubco) and the Blocker Equityholders shall enter into a Registration Rights Agreement in substantially the form attached hereto as Exhibit R.

Section 2.2 Consent to Reorganization Transactions; Power of Attorney

(a) Each of the parties hereto hereby acknowledges, agrees and consents to all of the Reorganization Transactions. Each of the parties hereto shall take all action necessary or appropriate in order to effect, or cause to be effected, to the extent within its control, each of the Reorganization Transactions; provided, that nothing herein requires Pubco or WSP to consummate the IPO.

(b) Each Pre-IPO LLC Member (other than Pubco) shall deliver to WSP, Holdco or Pubco, as the case may be, promptly upon request (and in any event prior to the IPO Closing Date), duly executed versions of each of the Reorganization Documents to which it is a party, together with any other documents and instruments reasonably requested by either WSP, Holdco or Pubco to be executed and delivered in connection with the Reorganization Transactions. If a Pre-IPO LLC Member (other than Pubco) fails to take any action required by this Agreement after reasonable notice thereof, such Pre-IPO LLC Member agrees that such action may be taken by the Attorneys appointed under Section 2.2(c).

(c) In connection with the foregoing, each Pre-IPO LLC Member (other than Pubco) hereby irrevocably constitutes and appoints Chris M. Scherzinger and William J. Horton as attorneys-in-fact (individually, an “Attorney” and collectively, the “Attorneys”) of such Pre-IPO LLC Member, each with full power and authority to act together or alone, including full power of substitution, in the name of and for and on behalf of such Pre-IPO LLC Member with respect to all matters arising in connection with the Reorganization Transactions, including the power and authority to execute and deliver each Reorganization Document on behalf of such Pre-IPO LLC Member and to take any and all actions necessary to effectuate the foregoing, including endorsing (in blank or otherwise) on behalf of such Pre-IPO LLC Member any certificate or certificates representing equity interests, including LLC Units, to be transferred by such Pre-IPO LLC Member, or a stock power or powers attached to such certificate or certificates and taking any other action that the Attorneys, or any one of them, in their or his or her sole discretion may consider necessary or proper in connection with or to carry out the Reorganization Transactions, as fully as could such Pre-IPO LLC Member if personally present and acting. This power of attorney and all authority conferred hereby are granted and conferred subject to the interests of Pubco and in consideration of those interests, and for the purpose of completing the transactions contemplated by the Reorganization Documents. This power of attorney and all authority conferred hereby is coupled with an interest and shall be irrevocable and shall not be terminated by such Pre-IPO LLC Member or by operation of law, whether by the dissolution or liquidation of any corporation, limited liability company or partnership, or by the occurrence of any other event. If any event described in the preceding sentence shall occur before the completion of the Reorganization Transactions, then action taken by the Attorneys, or any one of them, pursuant to this power of attorney shall be as valid as if such event had not occurred, whether or not the Attorneys, or any one of them, shall have received notice of such event. Notwithstanding the foregoing, if this Agreement is terminated under Section 2.3, then from and after such date such Pre-IPO LLC Member shall have the power to revoke all authority hereby conferred by giving notice on or promptly after such date to each of the Attorneys that this power of attorney has been terminated; subject, however, to all lawful action done or performed by the Attorneys or any one of them pursuant to this power of attorney prior to the actual receipt of such notice; and provided that any such revocation or termination shall not revoke the power of the Attorneys to take actions in connection with Section 2.3(b). Each Pre-IPO LLC Member (other than Pubco) agrees to hold the Attorneys free and harmless from any and all loss, damage or liability that they, or either one of them, may sustain as a result of any action taken in good faith hereunder. It is understood that the Attorneys shall serve without compensation. For the avoidance of doubt, to the extent there is any conflict between the power of attorney set forth in this Section 2.2(c) and the power of attorney set forth in any other agreement between WSP and any Pre-IPO LLC Member (other than Pubco), such other agreement shall prevail.

Section 2.3 No Liabilities in Event of Termination; Certain Covenants.

(a) In the event that (i) the IPO is abandoned by Pubco or (ii) the IPO Closing Date does not occur by the date that is twelve (12) months after the date of this Agreement, then (A) this Agreement and the other Reorganization Documents shall automatically terminate and be of no further force or effect except for this Section 2.3, Section 2.2(c) and Article 4 and (B) there shall be no liability on the part of any of the parties hereto, except termination will not relieve any party hereto from liability for any breach of this Agreement or a Reorganization Document prior to the date of such termination in which case any and all remedies available to the other parties either in law or equity shall be preserved and survive the termination of this Agreement.

(b) In the event that this Agreement is terminated for any reason after the consummation of any Reorganization Transaction, the parties agree, as applicable, to cooperate and work in good faith to execute and deliver such agreements and consents and amend such documents and to effect such transactions or actions as may be necessary to re-establish the rights, preferences and privileges that the parties hereto had prior to the consummation of the Reorganization Transactions, or any part thereof, including voting any and all securities owned by such party in favor of any amendment to any organizational document and in favor of any transaction or action necessary to re-establish such rights, powers and privileges and causing to be filed all necessary documents with any governmental authority necessary to reestablish such rights, preferences and privileges, in each case as reasonably directed by WSP. If a Pre-IPO LLC Member (other than Pubco) fails to take any action required by this Section 2.3(b) after reasonable notice thereof, such Pre-IPO LLC Member agrees that such action may be taken by the Attorneys appointed under Section 2.2(c) (and such provision for this purpose shall survive termination of this Agreement).

(c) For the avoidance of doubt, each party acknowledges and agrees that until the consummation of the Reorganization Transactions: (i) each Pre-IPO LLC Member shall continue to own the capital stock or equity interests of WSP that it owns prior to the consummation of the Reorganization Transactions, in each case subject to all of the existing agreements, restrictions and obligations to which the Pre-IPO LLC Member is a party or otherwise bound, and (ii) the rights of the parties hereto under the Fourth Amended and Restated WSP LLC Agreement and any other agreements governing capital stock or equity interests of WSP shall not be affected, and all such agreements shall remain in full force and effect and unmodified.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each party hereto hereby represents and warrants to all of the other parties hereto as follows:

Section 3.1 The execution, delivery and performance by such party of this Agreement and of the applicable Reorganization Documents, to the extent a party thereto, has been duly authorized by all necessary action. If such party is not an individual, such party is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation.

Section 3.2 Such party has the requisite power, authority and legal right to execute and deliver this Agreement and each of the applicable Reorganization Documents, to the extent a party thereto, and to consummate the transactions contemplated hereby and thereby, as the case may be.

Section 3.3 This Agreement and each of the Reorganization Documents to which it is a party has been (or when executed will be) duly executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, subject to (a) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (b) general equitable principles (whether considered in a proceeding in equity or at law) and (c) an implied covenant of good faith and fair dealing.

Section 3.4 Neither the execution, delivery and performance by such party of this Agreement and the applicable Reorganization Documents, to the extent a party thereto, nor the consummation by such party of the transactions contemplated hereby or thereby, nor compliance by such party with the terms and provisions hereof or thereof, will, directly or indirectly (with or without notice or lapse of time or both), (i) if such party is not an individual, contravene or conflict with, or result in a breach or termination of, or constitute a default under (or with notice or lapse of time or both, result in the breach or termination of or constitute a default under) the organizational documents of such party, (ii) constitute a violation by such party of any existing requirement of law applicable to such party or any of its properties, rights or assets or (iii) require the consent or approval of any Person, except, in the case of clauses (ii) and (iii), as would not reasonably be expected to result in, individually or in the aggregate, a material adverse effect on the ability of such party to consummate the transactions contemplated by this Agreement.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Amendments and Waivers. This Agreement (including its Exhibits) may be modified, amended or waived only with the written approval of Pubco (as approved by the Board) and BDT WSP Holdings, LLC. All parties to this Agreement shall be bound by any modification, amendment or waiver effected in accordance with this Section 4.1, whether or not such party has consented thereto; provided, however, that an amendment or modification that would affect any other party in a manner materially and disproportionately adverse to such party shall be effective against such party so materially and adversely affected only with the prior written consent of such party, such consent not to be unreasonably withheld, conditioned or delayed. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. Notwithstanding anything to the contrary in this Section 4.1, nothing in this Section 4.1 shall be deemed to contradict the provisions of Section 2.3.

Section 4.2 Assignment. Neither this Agreement nor any of the rights or obligations hereunder shall be assigned by any party hereto without the prior written consent of Pubco, Holdco and WSP. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

Section 4.3 Tax Treatment and Plan of Reorganization.

(a) The Weber Merger Sub-Blocker Merger, together with Blocker-Pubco Merger, is intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the documents effectuating the Weber Merger Sub-Blocker Merger and the Blocker-Pubco Merger, and this Agreement, are intended to constitute a plan of reorganization for purposes of Section 368 of the Code and related provisions of the Code.

(b) After the WSP Merger Sub-WSP Merger, HoldCo is intended to be treated for U.S. federal and, as applicable, state and local income tax purposes, as a continuation of WSP within the meaning of Section 708(a) of the Code and the Treasury regulations promulgated thereunder and any similar provisions of state or local law.

(c) The Class B Common Stock Purchases, together with the acquisition of (i) Class A Common Stock in the IPO and (ii) the Pubco LLC Unit Purchase, are intended to be treated as a transaction qualifying under Section 351 of the Code.

(d) The June Conversion is intended to be treated as a liquidation under Section 332 of the Code, and the documents effectuating, and this Agreement, are intended to constitute a plan of liquidation for purposes of Section 332 of the Code.

(e) The June LLC Contribution is intended to be treated, pursuant to Rev. Rul. 99-5 (Situation 2), as (i) the contribution by WSP of $270,000 to June LLC in exchange for partnership interests of June LLC and (ii) contribution by June Intermediate of all of the assets and liabilities of June LLC to June LLC in exchange for partnership interests of June LLC, in a transaction subject to Section 721 of the Code that is not part of a disguised sale under Section 707 of the Code.

Section 4.4 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission and electronic mail (“e-mail”) transmission, so long as a receipt of such e-mail is requested and not received by automated response). All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. local time on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt. All such notices, requests and other communications to any party hereunder shall be given to such party as follows:

If to Pubco, Holdco or WSP:

c/o Weber-Stephen Products LLC

1415 S. Roselle Road

Palatine, Illinois 60067

Attn:

Email:

With copies (which shall not constitute actual notice) to:

Davis Polk & Wardwell LLP

Attn: Michael Kaplan and Pedro J. Bermeo

450 Lexington Avenue

New York, New York 10017

Facsimile No.:

E-mail:

If to a Pre-IPO LLC Member (other than Pubco), to the notice address for such Person provided under the terms of the Fourth Amended and Restated WSP LLC Agreement.

Section 4.5 Further Assurances. Each party to this Agreement, at any time and from time to time upon the reasonable request of Pubco, Holdco or WSP, shall promptly execute and deliver, or cause to be executed and delivered, all such further instruments and take all such further actions as may be reasonably necessary or appropriate to confirm or carry out the purposes and intent of this Agreement.

Section 4.6 Entire Agreement. Except as otherwise expressly set forth herein, this Agreement, together with the Reorganization Documents, embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.

Section 4.7 Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the law of the State of New York, without regard to the conflicts of law rules of such state.

Section 4.8 Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York or any New York State court sitting in the Borough of Manhattan, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

Section 4.9 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 4.10 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or entity or any circumstance, is found to be invalid or unenforceable in any jurisdiction, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 4.11 Enforcement. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

Section 4.12 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile, e-mail or .pdf format signature(s).

Section 4.13 Expenses. WSP shall pay all transaction costs associated with the Reorganization Transactions to the extent such costs are incurred for the benefit of all Pre-IPO LLC Members (including Pubco), as determined by WSP. Expenses incurred by any Pre-IPO LLC Member (other than Pubco) on its own behalf (including the fees and disbursements of counsel, advisors and other Persons retained by such Pre-IPO LLC Member) will not be considered costs incurred for the benefit of all Pre-IPO LLC Members and, unless otherwise agreed by WSP, will be the responsibility of such Pre-IPO LLC Member.

[Signature page follows]

WEBER INC., a Delaware corporation

By:
Name:
Title:

WEBER-STEPHEN PRODUCTS LLC, a Delaware limited liability company

By:
Name:
Title:

WEBER HOLDCO LLC, a Delaware limited liability company

By:
Name:
Title:

WEBER MERGER SUB, LLC, a Delaware limited liability company

By:
Name:
Title:

WSP MERGER SUB, LLC, a Delaware limited liability company

By:
Name:
Title:

WSP INTERMEDIATECO, LLC, a Delaware limited liability company

By:
Name:
Title:

BDT WSP HOLDINGS, LLC, a Delaware limited liability company

By:
Name:
Title:

BDT WSP BLOCKER, LLC, a Delaware limited liability company

By:
Name:
Title:

BDT CAPITAL PARTNERS I-A HOLDINGS, LLC, a Delaware limited liability company

By:
Name:
Title:

WSP INVESTMENT LLC, a Delaware limited liability company

By:
Name:
Title:

WEBER-STEPHEN MANAGEMENT POOL LLC, a Delaware limited liability company

By:
Name:
Title:

JUNE LIFE, INC., a Delaware corporation

By:
Name:
Title:

JUNE LIFE HOLDINGS II, LLC, a Delaware limited liability company

By:
Name:
Title:

[•]

By:
Name:
Title:

Exhibit A

Amended and Restated Certification of Incorporation

See attached.

Exhibit B

Amended and Restated Bylaws

See attached.

Exhibit C

Exchange Agreement

See attached.

Exhibit D

Merger Agreement (Weber Merger Sub and Blocker)

See attached.

Exhibit E

Merger Agreement (Blocker and Pubco)

See attached.

Exhibit F

Merger Agreement (WSP Merger Sub and WSP)

See attached.

Exhibit G

Amended and Restated LLC Agreement

See attached.

Exhibit H

WSP Amended and Restated LLC Agreement

See attached.

Exhibit I

Class B Common Stock Securities Purchase Agreement

See attached.

Exhibit J

Certificate of Conversion

See attached.

Exhibit K

Contribution Agreement

See attached.

Exhibit L-1

Share Transfer Agreement

See attached.

Exhibit L-2

Intercompany Note Payoff Agreement

See attached.

Exhibit M

Pubco Purchase Agreement

See attached.

Exhibit N

Pre-IPO LLC Member Purchase Agreement

See attached.

Exhibit O

Blocker Equityholder Purchase Agreement

See attached.

Exhibit P

Tax Receivables Agreement

See attached.

Exhibit Q

Stockholders Agreement

See attached.

Exhibit R

Registration Rights Agreement

See attached.